Furmanite Corporation QUARTER AND SIX MONTHS ENDED June 30, 2015 Jeffery G. Davis, Interim Executive Chairman Joseph E. Milliron, Chief Executive Officer & President Robert S. Muff, Chief Financial Officer & Chief Administrative Officer

Certain of the Company’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed most recently in this presentation and the Company’s Form 10-K as of December 31, 2014 and Form 10-Q as of March 31, 2015 filed with the Securities and Exchange Commission. One or more of these factors could affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this presentation will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements. 2

Furmanite Corporation QUARTER AND SIX MONTHS ENDED JUNE 30, 2015 Financial Review  Robert S. Muff, Chief Financial Officer & Chief Administrative Officer 3

Condensed Consolidated Income Statements (Amounts in 000s except per-share amounts) (Unaudited) 4 For the Three Months Ended For the Six Months Ended June 30, June 30, 2015 2014 Change 2015 2014 Change Revenues $ 129,629 $ 146,242 $ (16,613) $ 251,967 $ 271,183 $ (19,216) Operating costs 95,741 109,172 (13,431) 189,611 203,874 (14,263) Depreciation and amortization expense 3,169 2,988 181 6,251 5,977 274 Selling, general and administrative expense 24,396 25,778 (1,382) 47,452 50,510 (3,058) Operating income 6,323 8,304 (1,981) 8,653 10,822 (2,169) Interest and other income (expense), net (911) (884) (27) (2,066) (1,498) (568) Income before income taxes 5,412 7,420 (2,008) 6,587 9,324 (2,737) Income tax expense (2,037) (2,913) 876 (2,899) (3,801) 902 Net income $ 3,375 $ 4,507 $ (1,132) $ 3,688 $ 5,523 $ (1,835) Diluted earnings per share $ 0.09 $ 0.12 $ (0.03) $ 0.10 $ 0.15 $ (0.05) Weighted-average number of common and common equivalent shares used in computing earnings per common share: Basic 37,836 37,617 37,793 37,593 Diluted 38,030 37,836 37,982 37,832

FURMANITE

# Consolidating Income Statements

*(Amounts in 000s except percentages) (Unaudited)*

| | For the Three Months Ended June 30, 2015 | | | | For the Three Months Ended June 30, 2014 | | | |
|---|---|---|---|---|---|---|---|---|
| | Technical Services | Engineering & Project Solutions | Corporate[1] | Total | Technical Services | Engineering & Project Solutions | Corporate[1] | Total |
| Revenues | $ 91,415 | $ 38,214 | $ – | $ 129,629 | $ 106,289 | $ 39,953 | $ – | $ 146,242 |
| Operating costs | 60,628 | 35,113 | – | 95,741 | 71,817 | 37,355 | – | 109,172 |
| *% of revenues* | *66.3%* | *91.9%* | | *73.9%* | *67.6%* | *93.5%* | | *74.7%* |
| Depreciation and amortization expense | 2,547 | 479 | 143 | 3,169 | 2,340 | 475 | 173 | 2,988 |
| *% of revenues* | *2.8%* | *1.3%* | | *2.4%* | *2.2%* | *1.2%* | | *2.0%* |
| Selling, general and administrative expense[2] | 14,981 | 2,106 | 7,309 | 24,396 | 17,848 | 2,713 | 5,217 | 25,778 |
| *% of revenues* | *16.4%* | *5.5%* | | *18.8%* | *16.8%* | *6.8%* | | *17.6%* |
| Operating income (loss) | 13,259 | 516 | (7,452) | 6,323 | 14,284 | (590) | (5,390) | 8,304 |
| *% of revenues* | *14.5%* | *1.4%* | | *4.9%* | *13.4%* | *-1.5%* | | *5.7%* |
| Interest and other income (expense), net | | | | (911) | | | | (884) |
| Income before income taxes | | | | 5,412 | | | | 7,420 |
| Income tax expense | | | | (2,037) | | | | (2,913) |
| Net income | | | | $ 3,375 | | | | $ 4,507 |

[1] Corporate represents certain corporate overhead costs, including executive management, strategic planning, treasury, legal, human resources, information technology, accounting and risk management, which are not allocated to reportable segments.

[2] Corporate includes approximately $1.7 million of incremental professional fees and other costs associated with the Company's 2015 Annual Meeting of Stockholders for the three months ended June 30, 2015.

5

FURMANITE®

# Consolidating Income Statements

*(Amounts in 000s except percentages) (Unaudited)*

| | For the Six Months Ended June 30, 2015 | | | | For the Six Months Ended June 30, 2014 | | | |
|---|---|---|---|---|---|---|---|---|
| | Technical Services | Engineering & Project Solutions | Corporate[1] | Total | Technical Services | Engineering & Project Solutions | Corporate[1] | Total |
| Revenues | $ 177,379 | $ 74,588 | $ – | $ 251,967 | $ 194,039 | $ 77,144 | $ – | $ 271,183 |
| Operating costs | 120,473 | 69,138 | – | 189,611 | 131,916 | 71,958 | – | 203,874 |
| *% of revenues* | *67.9%* | *92.7%* | | *75.3%* | *68.0%* | *93.3%* | | *75.2%* |
| Depreciation and amortization expense | 4,999 | 958 | 294 | 6,251 | 4,723 | 964 | 290 | 5,977 |
| *% of revenues* | *2.8%* | *1.3%* | | *2.5%* | *2.4%* | *1.2%* | | *2.2%* |
| Selling, general and administrative expense[2] | 29,918 | 3,972 | 13,562 | 47,452 | 35,451 | 5,569 | 9,490 | 50,510 |
| *% of revenues* | *16.9%* | *5.3%* | | *18.8%* | *18.3%* | *7.2%* | | *18.6%* |
| Operating income (loss) | 21,989 | 520 | (13,856) | 8,653 | 21,949 | (1,347) | (9,780) | 10,822 |
| *% of revenues* | *12.4%* | *0.7%* | | *3.4%* | *11.3%* | *-1.7%* | | *4.0%* |
| Interest and other income (expense), net | | | | (2,066) | | | | (1,498) |
| Income before income taxes | | | | 6,587 | | | | 9,324 |
| Income tax expense | | | | (2,899) | | | | (3,801) |
| Net income | | | | $ 3,688 | | | | $ 5,523 |

[1] Corporate represents certain corporate overhead costs, including executive management, strategic planning, treasury, legal, human resources, information technology, accounting and risk management, which are not allocated to reportable segments.

[2] The Engineering & Project Solutions segment includes approximately $0.2 million of direct costs associated with the integration of the Furmanite Technical Solutions division for six months ended June 30, 2014. Corporate includes approximately $2.2 million of incremental professional fees and other costs associated with the Company's 2015 Annual Meeting of Stockholders for the six months ended June 30, 2015.

6

Revenues Adjusted for Currency Rates 2015 amounts at 2014 exchange rates (Amounts in 000s except percentages) (Unaudited) 7 For the Three Months Ended June 30, 2015 2014 Change % Change Revenues: Americas $ 56,468 $ 63,327 $ (6,859) -11% EMEA 23,699 30,219 (6,520) -22% Asia-Pacific 11,248 12,743 (1,495) -12% Total Technical Services 91,415 106,289 (14,874) -14% Engineering & Project Solutions 38,214 39,953 (1,739) -4% Total revenues $ 129,629 $ 146,242 $ (16,613) -11% Currency adjusted revenues: Americas $ 56,566 $ 63,327 $ (6,761) -11% EMEA 27,399 30,219 (2,820) -9% Asia-Pacific 13,416 12,743 673 5% Total currency adjusted Technical Services 97,381 106,289 (8,908) -8% Engineering & Project Solutions 38,214 39,953 (1,739) -4% Total currency adjusted revenues $ 135,595 $ 146,242 $ (10,647) -7%

Revenues Adjusted for Currency Rates 2015 amounts at 2014 exchange rates (Amounts in 000s except percentages) (Unaudited) 8 For the Six Months Ended June 30, 2015 2014 Change % Change Revenues: Americas $ 111,210 $ 116,173 $ (4,963) -4% EMEA 45,272 57,443 (12,171) -21% Asia-Pacific 20,897 20,423 474 2% Total Technical Services 177,379 194,039 (16,660) -9% Engineering & Project Solutions 74,588 77,144 (2,556) -3% Total revenues $ 251,967 $ 271,183 $ (19,216) -7% Currency adjusted revenues: Americas $ 111,491 $ 116,173 $ (4,682) -4% EMEA 51,780 57,443 (5,663) -10% Asia-Pacific 24,359 20,423 3,936 19% Total currency adjusted Technical Services 187,630 194,039 (6,409) -3% Engineering & Project Solutions 74,588 77,144 (2,556) -3% Total currency adjusted revenues $ 262,218 $ 271,183 $ (8,965) -3%

Operating Income Adjusted for Currency Rates 2015 amounts at 2014 exchange rates (Amounts in 000s) (Unaudited) 9 For the Three Months Ended June 30, 2015 2014 Change Operating income (loss): Americas $ 8,130 $ 7,619 $ 511 EMEA 3,229 4,213 (984) Asia-Pacific 1,900 2,452 (552) Total Technical Services 13,259 14,284 (1,025) Engineering & Project Solutions 516 (590) 1,106 Corporate (7,452) (5,390) (2,062) Total operating income $ 6,323 $ 8,304 $ (1,981) Currency adjusted operating income (loss): Americas $ 8,123 $ 7,619 $ 504 EMEA 3,658 4,213 (555) Asia-Pacific 2,277 2,452 (175) Total currency adjusted Technical Services 14,058 14,284 (226) Engineering & Project Solutions 516 (590) 1,106 Corporate (7,452) (5,390) (2,062) Total currency adjusted operating income $ 7,122 $ 8,304 $ (1,182)

Operating Income Adjusted for Currency Rates 2015 amounts at 2014 exchange rates (Amounts in 000s) (Unaudited) 10 For the Six Months Ended June 30, 2015 2014 Change Operating income (loss): Americas $ 14,545 $ 11,496 $ 3,049 EMEA 4,465 7,650 (3,185) Asia-Pacific 2,979 2,803 176 Total Technical Services 21,989 21,949 40 Engineering & Project Solutions 520 (1,347) 1,867 Corporate (13,856) (9,780) (4,076) Total operating income $ 8,653 $ 10,822 $ (2,169) Currency adjusted operating income (loss): Americas $ 14,538 $ 11,496 $ 3,042 EMEA 4,919 7,650 (2,731) Asia-Pacific 3,523 2,803 720 Total currency adjusted Technical Services 22,980 21,949 1,031 Engineering & Project Solutions 520 (1,347) 1,867 Corporate (13,856) (9,780) (4,076) Total currency adjusted operating income $ 9,644 $ 10,822 $ (1,178)

Condensed Consolidated Balance Sheets (Amounts in 000s) 11 Unaudited June 30, December 31, 2015 2014 Cash $ 39,169 $ 33,753 Trade receivables, net 121,118 110,219 Inventories, net 41,840 37,383 Other current assets 16,301 21,335 Total current assets 218,428 202,690 Property and equipment, net 50,277 51,930 Other assets 28,182 29,551 Total assets $ 296,887 $ 284,171 Total current liabilities $ 58,775 $ 56,067 Total long-term debt 68,891 61,853 Other liabilities 22,318 23,787 Total stockholders' equity 146,903 142,464 Total liabilities and stockholders' equity $ 296,887 $ 284,171

Condensed Consolidated Statements of Cash Flows (Amounts in 000s) (Unaudited) 12 For the Six Months Ended June 30, 2015 2014 Net income $ 3,688 $ 5,523 Depreciation, amortization and other non-cash items 7,016 6,202 Working capital changes (5,569) (2,899) Net cash provided by operating activities 5,135 8,826 Capital expenditures (4,015) (3,477) Proceeds from issuance of debt 44,600 – Payments on debt (39,054) (912) Debt issuance costs (571) – Other, net (156) (179) Effect of exchange rate changes on cash (523) 279 Increase in cash and cash equivalents 5,416 4,537 Cash and cash equivalents at beginning of period 33,753 33,240 Cash and cash equivalents at end of period $ 39,169 $ 37,777

Furmanite Corporation QUARTER AND SIX MONTHS ENDED JUNE 30, 2015 Operations Review  Joseph E. Milliron, Chief Executive Officer & President 13

The Americas¹ EMEA APAC ¹ Included in the Americas is Engineering & Project Solutions •1,955 technicians & engineers •74% of YTD revenues •45 locations •395 technicians & engineers •18% of YTD revenues •24 locations •185 technicians & engineers •8% of YTD revenues •16 locations •1,006 technicians & engineers •30% of YTD revenues •5 locations As of June 30, 2015 14

Furmanite Corporation Review of 2Q 2015 August 4, 2015 www.furmanite.com 15

Furmanite Corporation QUARTER AND SIX MONTHS ENDED JUNE 30, 2015 Supplemental Information 16

17 Geographic Data – On-line Technical Services Revenues (Amounts in 000’s) (Unaudited) Total Americas EMEA APAC On-line Services 2nd Qtr. 2015 $ 33,075 $ 23,233 $ 6,935 $ 2,907 On-line Services 2nd Qtr. 2014 37,238 23,286 10,894 3,058 Variance $ (4,163) $ (53) $ (3,959) $ (151) On-line Services YTD 2015 $ 68,030 $ 47,907 $ 15,635 $ 4,488 On-line Services YTD 2014 71,615 42,274 23,799 5,542 Variance $ (3,585) $ 5,633 $ (8,164) $ (1,054)

Geographic Data – Off-line Technical Services Revenues (Amounts in 000’s) (Unaudited) 18 Total Americas EMEA APAC Off-line Services 2nd Qtr. 2015 $ 47,349 $ 26,072 $ 13,462 $ 7,815 Off-line Services 2nd Qtr. 2014 54,506 32,111 13,221 9,174 Variance $ (7,157) $ (6,039) $ 241 $ (1,359) Off-line Services YTD 2015 $ 85,313 $ 48,367 $ 21,547 $ 15,399 Off-line Services YTD 2014 98,035 59,800 24,442 13,793 Variance $ (12,722) $ (11,433) $ (2,895) $ 1,606

Geographic Data – Engineering & Project Solutions Revenues (Amounts in 000’s) (Unaudited) 19 ¹ Substantially all of the operations of the Engineering & Project Solutions segment are conducted in the Americas. Total ¹ Engineering & Project Solutions 2nd Qtr. 2015 $ 38,214 Engineering & Project Solutions 2nd Qtr. 2014 39,953 Variance $ (1,739) Engineering & Project Solutions YTD 2015 $ 74,588 Engineering & Project Solutions YTD 2014 77,144 Variance $ (2,556)